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                                                                 Exhibit 10.16.2


               GENERAL REAFFIRMATION AND MODIFICATION AGREEMENT

          This General Reaffirmation and Modification Agreement ("Agreement") is made as of the 4th day of August, 2000 among PAETEC CORP., a Delaware corporation ("PaeTec"), PAETEC COMMUNICATIONS, INC., a Delaware corporation ("PaeTec Communications"), PAETEC INTERNATIONAL, INC., a Delaware corporation ("International"), PAETEC ONLINE, INC., a Delaware corporation ("PaeTec Online"), PAETEC COMMUNICATIONS OF VIRGINIA, INC., a Virginia corporation ("PaeTec Virginia"), PAETEC CAPITAL CORP., a Delaware corporation ("PaeTec Capital"), PINNACLE SOFTWARE CORPORATION, a New York corporation ("Pinnacle"), DATA VOICE NETWORKS, INC., a Delaware corporation ("DVN"), EAST FLORIDA COMMUNICATIONS, INC., a Florida corporation ("Florida"; PaeTec, PaeTec Communications, PaeTec International, PaeTec Online, PaeTec Virginia, PaeTec Capital, Pinnacle, DVN and Florida being hereinafter collectively referred to hereinafter as the "Loan Parties" ), Canadian Imperial Bank of Commerce, as
                    ------------
"Administrative Agent" for the "Lenders" from time to time parties to that certain Second Amended and Restated Loan and Security Agreement dated as of August 4, 2000, and CIT Lending Services Corporation ("CIT LSC"), as "Collateral Agent" for said Lenders (the "Amended Loan Agreement"), which Amended Loan Agreement amends and restates that certain Amended and Restated Loan and Security Agreement dated as of October 29, 1999 among PaeTec Communications, International, PaeTec Online, PaeTec Virginia, PaeTec Capital, Florida, the Lenders, the Administrative Agent and the Collateral Agent (the "Original Loan Agreement"). Undefined capitalized terms which are used herein shall have the meanings ascribed to such terms in the Amended Loan Agreement.

I.  Reaffirmation of Loan Documents.  In connection with the execution and
    -------------------------------
    delivery of the Amended Loan Agreement, each of the Loan Parties other than Pinnacle and DVN, as debtors, grantors, pledgors, guarantors, or in other similar capacities in which such Loan Parties grant liens or security interests in their properties, in each case under the Loan Documents heretofore executed and delivered in connection with or pursuant to the Loan Agreement, including, without limitation, the Loan Documents described in Schedule A hereto (as such Loan Documents may have been heretofore amended
    ----------
    or modified), hereby each (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of such Loan Documents to which it is a party, (b) to the extent such Loan Party granted liens on or security interests in any of its properties pursuant to any such Loan Documents, hereby ratifies and reaffirms such grant of security and confirms that such liens and security interests continue to secure the Obligations, including, without limitation, all additional Obligations resulting from or incurred pursuant to the Amended Loan Agreement and (c) to the extent such Loan Party guaranteed the Obligations or any portion thereof, hereby ratifies and reaffirms such guaranties.

II. Modification of Loan Documents.
    ------------------------------

    A.  General. Each Loan Party further agrees that all references in the Loan
        -------
        Documents being reaffirmed pursuant to Section 1 of this Agreement to
                                               ---------
        the Original Loan Agreement (including, without limitation, references to definitions of capitalized terms contained in the Original Loan Agreement) shall hereafter mean and refer to the Original Loan Agreement as amended and restated by the Amended Loan Agreement. All references in such Loan Documents to the term "Obligations" shall hereafter mean and refer to the Obligations as redefined in the Amended Loan Agreement and shall include all additional Obligations resulting from or incurred pursuant to the Amended Loan Agreement. Each Loan Party further agrees that (i) all references in the Loan Documents to AT&T Commercial Finance Corporation or Newcourt Commercial Finance Corporation shall hereafter mean and refer to CIT LSC and (ii) that any references in the Loan Documents described in Schedule
                                                                        --------
        A to AT&T Commercial Finance Corporation or Newcourt Commercial Finance
        -
        Corporation in its capacity as "Agent" shall hereafter mean and refer to CIT LSC in its capacity as Collateral Agent.

    B.  Amendment of the Guaranty.
        -------------------------

        1. The Guaranty is hereby amended to include Pinnacle and DVN as Borrowers, the Obligations of which are guaranteed by the Guarantor.

        2. Section 7(ii)(b)(3) of the Guaranty is hereby amended to delete the amount "$100,000,000" in the fourth line thereof and to substitute therefor the amount "$175,000,000 plus an amount equal to the net cash proceeds of equity raised by the Guarantor after August 4, 2000 but not to exceed $75,000,000" and to add the following clause at the end of such section: "; and provided, further, that the net
                                            --------  -------
            proceeds of all such unsecured Debt shall be contributed as cash equity to the Borrowers promptly after receipt thereof".

        3. Section 7(ii)(b) of the Guaranty is hereby amended to add the following clause (5) thereto: " (5) contingent obligations of the Guarantor to pay true up adjustments to the former shareholders of Pinnacle pursuant to Section 11.7 of that certain Agreement and Plan of Merger by and among the Guarantor, PaeTec-PSC Acquisition Corp., Pinnacle and the principal shareholders of Pinnacle dated March 21, 2000 and to Data Voice Networks, Inc., a Pennsylvania corporation, pursuant to Section 11.5 of that certain Asset Purchase Agreement dated as of March 22, 2000 among PaeTec DVN Acquisition, Inc., Data Voice Networks, Inc., a Pennsylvania corporation, William Wechsler, James Lizon and Thomas Devine."

        4. Section 7(ii)(c)(3) of the Guaranty is hereby amended to add the following clause: "and shall be generating positive EBITDA.

        5. Section 7(ii)(c)(7) of the Guaranty is hereby amended to delete the words "cash portion of the" in the first line thereof, to delete the amount "$2,500,000" in clause (A) thereof and to substitute therefor the amount "$7,500,000", and to amend and restate clause (B) thereof in its entirety to read as follows: "(B) for all such transactions, $60,000,000, which shall be applied from the following sources only: subject to compliance with

                                       2
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            the terms and conditions of the Loan Agreement, $30,000,000 of the
            Commitment Amount as provided in Section 2.02(a) thereof, cash
                                             ---------------
            equity received by the Guarantor after the Closing Date, Equity Interests in the Guarantor given as consideration for payment of all or a portion of the acquisition price (subject to compliance with applicable anti-dilution provisions) and unsecured Debt of the Guarantor not to exceed a principal amount of $10,000,000".

III. Governing Law.  This Agreement shall be construed and enforced and the
     -------------
     rights and duties of the parties shall be in all respects governed by and in accordance with the internal laws and decisions (as opposed to the conflict of laws provisions) of the State of New York.

IV.  Headings.  Section headings in this Agreement are included herein for
     --------
     convenience of reference only and shall not constitute part of this Agreement.

V.   Counterparts.  This Agreement may be executed by one or more of the parties
     ------------
     hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement.









                                    * * * *

                                       3
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          IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                 PAETEC CORP.
                                 PAETEC COMMUNICATIONS, INC.
                                 PAETEC INTERNATIONAL, INC.
                                 PAETEC ONLINE, INC.
                                 PAETEC COMMUNICATIONS OF
                                    VIRGINIA, INC.
                                 PAETEC CAPITAL CORP.
                                 PINNACLE SOFTWARE CORPORATION

                                 DATA VOICE NETWORKS, INC
                                 EAST FLORIDA COMMUNICATIONS, INC.



                                 In each case:

                                 By:     /s/ Timothy J. Bancroft
                                      ------------------------------
                                      Name: Timothy J. Bancroft
                                      Title: Vice President, Finance









                     GENERAL REAFFIRMATION AND MODIFICATION
                            AGREEMENT SIGNATURE PAGE

        Agreed and Accepted as of
        this 4th day of August, 2000:


                                 CIT LENDING SERVICES CORPORATION,
                                 as Collateral Agent


                                 By:  /s/ Mike Monahan
                                      -------------------------
                                      Name: Mike Monahan
                                      Title:   Vice President













                     GENERAL REAFFIRMATION AND MODIFICATION
                            AGREEMENT SIGNATURE PAGE

                                  SCHEDULE A
                                      TO

               GENERAL REAFFIRMATION AND MODIFICATION AGREEMENT

                           Dated as of August 4, 2000

Capitalized terms which are used herein and not otherwise defined in the foregoing Agreement shall have the meanings ascribed to such terms in the "Amended Loan Agreement" (defined above).

        1. Collateral Assignments of Leases by the Borrowers in favor of the Collateral Agent;

        2. Collateral Assignments of Licenses by the Borrowers in favor of the Collateral Agent;

        3. Trademark Security Agreement executed by PaeTec Online in favor of the Collateral Agent;

        4. Trademark Security Agreement executed by PaeTec Communications in favor of the Collateral Agent;

        5. Trademark Security Agreement executed by Campuslink Communications, Inc. (now merged into PaeTec Communications) in favor of the Collateral Agent;

        6. Pledge Agreement and Supplements hereto executed by PaeTec in favor of the Collateral Agent, for the benefit of the Lenders, with respect to 100% of the outstanding capital stock of each Borrower other than Florida (together with stock certificates and stock powers);

        7. Restricted Account Agreements among PaeTec Communications, the Collateral Agent and First National Bank, PaeTec Communications, the Collateral Agent and Bank One, N.A., and East Florida
            Communications, Inc., the Collateral Agent and Coquina Bank.

        8. Amended and Restated Guaranty executed by PaeTec Corp. in favor of the Collateral Agent with respect to the Obligations of the Borrowers.